Wells Fargo Funds Trust
Registration Nos. 333-74295; 811-09253

CERTIFICATE PURSUANT TO
17 C.F.R. 230.497(j)

The undersigned hereby certifies on behalf of Wells Fargo Funds Trust (the "Trust") that the Prospectuses and related Statements of Additional Information describing the Equity and Allocation Funds of the Trust that would have been filed pursuant to 17 C.F.R. 230.497(c), do not differ materially from the Prospectuses and Statements of Additional Information contained in Post-Effective Amendment No. 81 to the Trust's Registration Statement on Form N-1A filed pursuant to Rule 485(b) on February 1, 2005.

IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 2nd day of February, 2005.

Witness:	WELLS FARGO FUNDS TRUST
By: /s/ Johanne F. Castro	By: /s/ Carol Lorts
Name: Johanne F. Castro	Carol Lorts
Title: Assistant Secretary	Assistant Secretary